                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report dated March 18, 1996 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-36999.





Houston, Texas                                              ARTHUR ANDERSEN LLP
March 19, 1996